Bryn Mawr Bank Corporation NASDAQ: BMTC Second Quarter 2010 Update Exhibit 99.1

Safe Harbor
This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of
1995.
Please see the section titled Safe Harbor at the end of the presentation for more information regarding these types of statements.

Bryn Mawr Bank Corporation
Profile
Founded in 1889 – 120 year history
A unique business model with a traditional commercial bank ($1.2 billion)
and a trust company ($3.1 billion) under one roof at June 30, 2010
Upon the acquisition of First Keystone Financial Inc. on July 1, 2010,
commercial bank assets increased to $1.8 billion
Wholly owned subsidiary – The Bryn Mawr Trust Company
Located on Philadelphia’s affluent “Main Line”
Celebrated 25 years on the NASDAQ in August 2010

Pottstown
Stowe
Harleysville
Limerick
Kulpsville
Chalfont
Montgomeryville
Lansdale
North Wales
Warrington
Warminster
Newtown
Richboro
Royersford
Spring City
Collegeville
Eagleville
Gwynedd
Maple Glen
Horsham
Churchville
MONTGOMERY
Ambler
Hatboro
Willow Grove
Feasterville
Phoenixville
Trooper
Blue Bell
Audubon
Bridgeport
Norristown
Whitemarsh
Oreland
Bensalem
Pikeland
Plymouth Meeting
Flourtown
Jenkintown
PENNSYLVANIA
King of Prussia
Conshohocken
Cheltenham
Lionville
Exton
Berwyn
Paoli
Township of Delran
PHILADELPHIA
Thorndale
Downingtown
Newtown Square
Ardmore
Narberth
Palmyra
Caln
CHESTER
Newtown Heights
Havertown
Upper Darby
BURLINGTON
West Chester
Willistown
Drexel Hill
Philadelphia
Lenola
Westtown
Springfield
Yeadon
Camden
Cherry Hill
Darby
Sharon Hill
Haddon Hills
Haddonfield
Concordville
Village Green
Glenolden
Folcroft
Haddon Heights
Audubon
Wallingford
Ridley Park
Westville
DELAWARE
CAMDEN
Kennett Square
Magnolia
Voorhees
Chester
Boothwyn
Paulsboro
Woodbury
West Grove
Stratford
New Garden
Talleyville
Linwood
Gibbstown
Clementon
London
Claymont
Blackwood
Pine Hill
Mantua
Edgemoor
NEW CASTLE
Wilmington
GLOUCESTER
Pitman
Elsmere
Carneys Point
Penns Grove
Stanton
Glassboro
New Jersey Tpke
Newark
Wilmington Manor Gardens
NEW JERSEY
Williamstown
DELAWARE
Clayton
Brookside
New Castle
Pennsville
Woodstown
Elkton
Franklinville

(*) Includes 7 limited service retirement
community branches
Bryn Mawr Bank Corp. (16)
First Keystone Financial, Inc. (8)
Expanding Southeast PA Footprint
($ in millions)
BMTC FKFS Pro Forma *
Assets $1,281 $483 $1,768
Loans
899 292
1,172
Deposits
953
319
1,274
Branches (*)
16
8
24
Pro Forma Financials
* Estimated

Investment Considerations
A great brand & franchise
Solid financial fundamentals
Excellent credit quality
Outstanding target market demographics
New business initiatives driving growth
Well-capitalized
$3.1 billion wealth management business that provides a significant source of non-interest income

Experienced Management Team
Chairman, President and CEO – Ted Peters
Lending  – Joseph Keefer
Wealth Management – Frank Leto
Retail Banking – Alison Gers
Finance – Duncan Smith, CPA
Risk Management – Geoffrey Halberstadt

Financial Highlights
2
nd
Qtr
2010
1
st
Qtr
2010
4
th
Qtr
2009
3
rd
Qtr
2009
2
nd
Qtr
2009
Portfolio Loans & Leases
($ in millions)
$899 $893 $886 $886 $878
Total Wealth Assets
($ in billions)
$3.10 $3.11 $2.87 $2.71 $2.26
Total Deposits
($ in millions)
$953 $914 $938 $899 $894
Tangible Book Value Per
Share
$11.15 $10.56 $10.40 $10.44 $10.15
Tangible Common Equity
Ratio
9.30% 7.82% 7.51% 7.74% 7.43%
Dividends Declared $0.14 $0.14 $0.14 $0.14 $0.14

Financial Highlights - continued
2
nd
Qtr
2010
1
st
Qtr
2010
4
th
Qtr
2009
3
rd
Qtr
2009
2
nd
Qtr
2009
Net Income
($ in millions)
$2.41 $2.22 $2.64 $2.62 $2.45
Basic Earnings Per
Common Share
$0.25 $0.25 $0.30 $0.30 $0.28
Diluted Earnings Per
Common Share
$0.25 $0.25 $0.30 $0.30 $0.28
Non-performing Loans as
a % of Portfolio Loans
and Leases
1.11% 0.77% 0.78% 0.78% 0.41%
Allowance for Loan and
Lease Losses
1.09% 1.09% 1.18% 1.16% 1.18%

2010 Strategies
Introduce Bryn Mawr Trust services to First Keystone customers
Focus on the net interest margin
Continued emphasis on strong credit quality
Raise capital as needed
Monitor expenses
Use banking industry turmoil to attract new clients
Opportunistic expansion
Expand our Wealth Management offerings

Growth Initiatives

Acquisition of First Keystone Financial, Inc. (legal closing completed on
July 1, 2010)
Announced on November 2, 2009
Approximately $500 million in assets
Expands footprint in Delaware and Chester (southeastern PA)
counties with 8 branches
New opportunities for BMTC Wealth Management, Business
Banking, Retail Banking and Mortgage Banking
System conversion was completed on August 23, 2010 and response has been favorable
8K-A with pro forma financials due by September 14, 2010
Growth Initiatives

Growth Initiatives - continued
Bryn Mawr Asset Management
“Lift out” strategy
Four investment advisers hired
Approximately $200 million in new assets as of June 30, 2010
Additional opportunities being evaluated
Institutional Trust and Escrow Services

BMTC of Delaware
The Delaware Advantage
Generation Skipping Trusts
Directed Trusts
$485 million in assets at June 30, 2010
Branch Office Expansion and Modernization
West Chester Regional Banking Center Branch
Wayne and Paoli branch modernizations completed
Havertown branch modernization scheduled for 2010
Growth Initiatives - continued

Growth Initiatives - continued
Small Ticket National Leasing Business
“Lift out” strategy
Leases outstanding: $40 million at June 30, 2010
Planned lease portfolio reduction of $27 million over the last 12 months.
Goal is to slowly grow the portfolio while maintaining credit quality
Average yield of 10.5%
Quarterly lease charge-offs have continuously decreased since December
31, 2008
Changes made in underwriting standards and collection process have improved results
Delinquency rate has fallen 72 basis points over the past 12 months

First Keystone Financial, Inc. – Transaction Summary
Acquirer:
Bryn Mawr Bank Corporation (NASDAQ: BMTC)
Seller:
First Keystone Financial, Inc. (NASDAQ: FKFS)
Consideration:
Each share of FKFS common stock was exchanged for
0.6973 BMTC shares and $2.06 in cash
Transaction Value:
Board Representation:
Donald Guthrie (Chairman of the FKFS Board of Directors)
joined the BMTC Bank and Holding Company Boards as a
Director
0.6973 BMTC shares
Approximately $32 million (at closing)
Transaction completed on July 1, 2010.
Aggregate Consideration:
1.63 million shares of BMBC common stock
$4.8 million in cash

First Keystone Financial Inc. - Transaction Highlights
Expands branch footprint into the attractive demographic markets of Delaware and Chester
County, Pennsylvania
Important component of strategic plan
Enhances long-term franchise value
Complementary business mix
Both banks have a “community focus”
Significant potential synergies identified in wealth management services and residential mortgage originations
Transaction elements
Extensive due diligence performed
Conservative credit mark estimated
Achievable cost savings identified
Material earnings per share accretion after expensing merger related costs
Attractive internal rate of return
Pro Forma capital ratios remain significantly above “well capitalized” levels

Financial Review Bryn Mawr Bank Corporation Only As of June 30, 2010

Second Quarter 2010 Results
Net Income of $2.4 million
Included are merger and due diligence related costs associated with the pending merger with First Keystone Financial Inc. of $637 thousand
Diluted earnings per share of $0.25
Wealth Management Assets were $3.1 billion - up 8.0% from the fourth quarter of 2009
Revenue from Wealth Management services was $3.9 million - up 8.4%
from the fourth quarter of 2009

Second Quarter 2010 Results - continued
Tax-equivalent net interest margin at 3.80%, a slight decrease from the first quarter due to lower rates on interest earning assets
Deposit levels of $953.5 million at June 30, 2010 as new core transaction account openings remain strong
Total loans and leases of $899.3 million at June 30, 2010, an increase of
1.5% from the fourth quarter of 2009
Loan quality strong with non-performing loans and leases of 111 basis points at June 30, 2010
Investment portfolio was $254.9 million at June 30, 2010 with no OTTI charges recorded in the first six months of 2010 or for the years ended
December 31, 2009, 2008 and 2007

Year to Date Results – June 30, 2010
Net income of $4.6 million
Included are merger and due diligence related costs associated with the pending merger with First Keystone Financial Inc. of $985 thousand
Diluted earnings per share of $0.50
Revenue from Wealth Management services was $7.7 million
Tax-equivalent net interest margin at 3.93%
Return on shareholders equity: 8.33%
Return on average assets: 0.76%

Diluted Earnings Per Share
* Excludes $0.10 per share gain on sale of real estate
** Figure includes merger related costs
$1.31
$1.46
$1.48
$1.08
$1.18
$0.50
$0.00
$0.45
$0.90
$1.35
$1.80
2005 2006 2007* 2008 2009** 2010 YTD**

Portfolio Loan & Lease Growth
Total Portfolio Loans & Leases Outstanding
CAGR : 10.5%    (2005-2009)
($ in millions)
* Estimated
$595
$681
$803
$900
$886
$899
$1,172
$200
$400
$600
$800
$1,000
$1,200
2005 2006 2007 2008 2009 6/30/10 Pro Forma *

Asset Quality
Asset Quality
2
nd
Qtr
2010
4
th
Qtr
2009
2
nd
Qtr
2009
Non-accrual loans and leases $9,072 $6,246 $2,913
90+ days past due loans – still accruing $892 $668 $746
Non-performing loans and leases $9,964 $6,914 $3,659
Other non-performing assets $1,970 $1,025 $1,897
Non-performing assets $11,934 $7,939 $5,556
Non-performing loans and leases / portfolio loans 1.11% 0.78% 0.41%
Non-performing assets / assets 0.94% 0.64% 0.47%
($ in thousands)

Asset Quality
2
nd
Qtr
2010
4
th
Qtr
2009
2
nd
Qtr
2009
Allowance for loan and lease losses $9,841 $10,424 $10,389
Net loan and lease charge-offs (annualized) /
average loans
0.40% 0.53% 0.64%
Delinquency rate – loans and leases > 30 days 1.37% 1.10% 0.81%
Delinquent loans and leases - 30-89 days $2,481 $2,678 $3,360
Delinquency rate – loans and leases 30-89 days 0.28% 0.30% 0.38%
TDR’s excluded from non-performing loans $2,000 $1,622 $1,562
Allowance for loan and leases losses / loans and
leases
1.09% 1.18% 1.18%
Allowance for loan and lease loss / non-performing
loans and leases
98.8% 150.8% 283.9%
Asset Quality - continued
($ in thousands)

0.07%
0.12%
0.25%
0.78%
0.78%
1.11%
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1.2%
1.4%
2005 2006 2007 2008 2009 6/30/2010 *
Asset Quality - continued
Non-performing loans and leases as a % of portfolio loans and leases
* A single commercial relationship in 2010 accounted for 0.64% of the 1.11%.

Loan Composition at June 30, 2010
$279
$235
$193
$108
$44
$40
Commercial Mortgages
Commercial & Industrial
Home Equity Lines & Loans & Consumer Loans
Residential Mortgages
Construction
Leases
($ in millions)

26 $31.3 $33.3 $34.2 $37.1 $40.8 $22.2 $0 $10 $20 $30 $40 $50 2005 2006 2007 2008 2009 2010 YTD Net Interest Income CAGR: 6.9% (2005-2009) Note: Not on a tax-equivalent basis ($ in millions)

27 3.59% 3.72% 3.85% 4.06% 3.80% 3.2% 3.4% 3.6% 3.8% 4.0% 4.2% Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Net Interest Margin On a tax-equivalent basis

28 Deposit Growth Average Annual Deposits ($ in millions) * Estimated $626 $709 $798 $888 $943 $1,274 $200 $400 $600 $800 $1,000 $1,200 $1,400 2006 2007 2008 2009 2nd Qtr 2010 7/1/2010*

Average Deposits & Borrowed Funds Mix
Second Quarter 2010
$193
$505
$143
$102
$143
$23
Non-Interest Bearing DDA Savings, NOW & Money Market
Time Deposits Wholesale Deposits, IND & IDC
Borrowed Funds Subordinated Debt
($ in millions)

Investment Portfolio as of June 30, 2010
SECURITY DESCRIPTION (AFS)
Amortized
Cost
Fair
Value
Unrealized
Gain / Loss
U.S. Treasury Obligations $5,013 $5,148 $135
U. S. Government Agency 167,455 168,440 985
State, County & Municipal 25,978               26,316               338
FNMA/FHLMC Mortgage Backed Securities 11,665             12,098             433
GNMA Mortgage Backed Securities 2,490                2,513             23
Foreign Debt Securities 1,250 1,250 -
Bond – Mutual Funds 38,584 39,123 539
Total Investment Portfolio $252,435 $254,888 $2,453
Note: Other assets at June 30, 2010 include approximately $8 million of FHLB of Pittsburgh common stock at cost which is not paying a dividend and cannot be redeemed. First Keystone Financial has approximately $7 million of FHLB of Pittsburgh stock at July 1, 2010.
($ in thousands)
The combined investment portfolio is estimated to be approximately $356 million on July 1, 2010 after the acquisition.

Capital Considerations
Bryn Mawr Bank Corporation elected not to take TARP Capital
Registered Direct Offering closed on May 18, 2010 raising $24.7 million after deducting fees and expenses
Maintains a “well capitalized” capital position
Selectively add capital as needed to maintain capital levels and fund asset growth and acquisitions
Additional earn out payments for Lau Associates at the end of 2010 and
2011
Active Dividend Reinvestment and Direct Stock Purchase Plan
(DRIP/DSPP)

Capital Position - Bryn Mawr Bank Corporation
6/30/2010 12/31/2009 6/30/2009
Tier I 11.50% 9.41% 9.27%
Total (Tier II) 14.50% 12.53% 12.43%
Tier I Leverage 9.98% 8.35% 8.22%
Tangible Common
Equity
9.30%   7.51% 7.43%
Excludes First Keystone Financial, Inc. transaction

Capital Position - Bryn Mawr Trust Company (“Bank”)
6/30/2010 12/31/2009 6/30/2009
Tier I 10.72% 9.06% 8.71%
Total (Tier II) 13.73% 12.20% 11.89%
Tier I Leverage 9.29% 8.03% 7.72%
Excludes First Keystone Financial, Inc. transaction

$2.04
$2.18
$2.28
$2.15
$2.87
$3.10
$1.0
$2.0
$3.0
$4.0
2005 2006 2007 2008 2009 6/30/2010
Wealth Management Assets Under Management,
Administration, Supervision and Brokerage
(1)
($ in billions)
(1)   Excludes Community Bank’s assets 2005 - 2007

35 $11.5 $12.4 $13.5 $13.8 $14.2 $7.7 $2.0 $5.0 $8.0 $11.0 $14.0 $17.0 2005 2006 2007 2008 2009 2010 YTD Wealth Management Fees CAGR: 5.4% (2005 – 2009) ($ in millions)

Summary
Outstanding franchise in a stable market
Focus on Wealth Services, Business Banking and Private Banking
Investing in growth opportunities today for earnings growth
tomorrow
Announced acquisition will expand footprint
Sound business strategy, strong asset quality, well capitalized and solid risk management procedures serve as a foundation for expansion

This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995.
Such forward-looking statements may include financial and other projections as well as statements regarding Bryn Mawr Bank Corporation’s (the “Corporation”)
that may include future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation’s underlying assumptions. The words “may”, “would”, “should”, “could”, “will”, “likely”, “possibly”, “expect,”
“anticipate,” “intend”, “estimate”, “target”, “potentially”, “probably”, “outlook”,
“predict”, “contemplate”, “continue”, “plan”, “forecast”, “project” and “believe” or other similar words and phrases may identify forward-looking statements.
Persons reading or present at this presentation are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different.
Safe Harbor

Safe Harbor (continued)
Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the
Corporation’s control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected. Such factors include, among others, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be

Safe Harbor (continued)
conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; whether or not we will be able to successfully integrate
First Keystone Bank with The Bryn Mawr Trust Company; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisition via the merger of First
Keystone Financial, Inc. and First Keystone Bank; and other factors as described in our securities filings. All forward-looking statements and information made herein are based on Management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. The Corporation does not undertake to update forward-looking statements.

Safe Harbor (continued)
For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the
Securities and Exchange Commission, including our most recent annual report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports filed with the SEC.
This presentation is not an offer to sell securities nor is it soliciting an offer to buy securities in any state or jurisdiction where the offer or sale would be unlawful.

Thank You
Joseph Keefer, EVP
610-581-4869
jkeefer@bmtc.com
Duncan Smith, CFO
610-526 –2466
jdsmith@bmtc.com
Ted Peters, Chairman
610-581-4800
tpeters@bmtc.com
Frank Leto, EVP
610-581-4730
fleto@bmtc.com
Aaron Strenkoski, VP – Finance, Investor Relations – 610-581-4822 – astrenkoski@bmtc.com